UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

December 23, 2013 (December 17, 2013)

Date of Report (Date of earliest event reported)

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1515 Arapahoe Street, Tower 1, Suite 1600, Denver CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    Entry into a Material Agreement.

On December 17, 2013, MarkWest Energy Partners, L.P. (the “Partnership”), on its own behalf, the Partnership, in its capacity as custodian (the “Custodian”) for M&R MWE Liberty, LLC (the “Selling Unitholder”), and MarkWest Energy Operating Company, L.L.C. (the “Operating Company”) entered into a Terms Agreement (the “Terms Agreement”) with Citigroup Global Markets Inc. (the “Sales Agent”) with respect to (i) the issuance and sale by the Partnership of 4,750,000 common units and (ii) the sale by the Custodian, on behalf of the Selling Unitholder, of 250,000 common units  (together, the “Common Units”) each representing limited partner interests in the Partnership (the “Offering”). The Common Units were sold to the Sales Agent at a price of $62.90 per Common Unit.  The Partnership has granted the Sales Agent a 30-day option to purchase a maximum of 712,500 additional Common Units from the Partnership to cover over-allotments, if any, and the Custodian, on behalf of the Selling Unitholder, has granted the Sales Agent a 30-day option to purchase a maximum of 37,500 additional Common Units from the Selling Unitholder to cover over-allotments, if any.  The Common Units sold in the Offering were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to two registration statements on Form S-3 (File Nos. 333-190438 and 333-186011). The Offering closed on December 23, 2013. Legal opinions related to the Common Units are filed as Exhibits 5.1 and 8.1 to the Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission (the “SEC”) on September 5, 2013.

The Partnership intends to use the approximately $298.7 million in net proceeds from its issuance and sale of 4,750,000 and any additional net proceeds from the exercise of the Sales Agent’s option to purchase additional Common Units from the Partnership for general partnership purposes, which may include, among other things, paying or refinancing a portion of its outstanding indebtedness and funding working capital, its capital expenditure program or acquisitions. The Partnership will not receive any of the proceeds from the sale of Common Units by the Selling Unitholder or any of the proceeds from the exercise of the Sales Agent’s option to purchase additional Common Units from the Selling Unitholder.

The Terms Agreement was entered into in connection with the Equity Distribution Agreement dated September 5, 2013 (the “Equity Distribution Agreement”), by and among the Partnership, the Operating Company, the Selling Unitholder and the Sales Agent.  Each of the provisions of the Equity Distribution Agreement not specifically related to the solicitation by the Sales Agent, as agent of the Partnership or the Selling Unitholder, of offers to purchase securities is incorporated into the Terms Agreement in its entirety, and is deemed to be part of the Terms Agreement to the same extent as if such provisions had been set forth in full in the Terms Agreement. Except to the extent set forth in the Terms Agreement, each of the representations and warranties of the Partnership and the Selling Unitholder set forth in the Equity Distribution Agreement is deemed to have been made at and as of the date of the Terms Agreement and the time at which the Common Units are delivered, and will be deemed to be made on the date of the delivery of any Common Units purchased by the Sales Agent pursuant to its option to purchase additional Common Units from the Partnership or the Selling Unitholder. The Terms Agreement and the Equity Distribution Agreement contain customary representations, warranties and agreements of the Partnership and certain of its affiliates and the Selling Unitholder, and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions.

The Sales Agent and its affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Partnership and its affiliates, for which they received or will receive customary fees, commissions and expenses. In addition, from time to time, the Sales Agent and its affiliates may effect transactions for their own account or the account of their customers, and hold on behalf of themselves or their customers, long or short positions in the Partnership’s debt or equity securities or loans, and may do so in the future.

The foregoing description is a brief summary of the Terms Agreement and the Equity Distribution Agreement and does not purport to be a complete statement of the parties’ rights and obligations under the Terms Agreement or the Equity Distribution Agreement. The foregoing description is qualified in its entirety by reference to the full text of (i) the Terms Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference and (ii) the Equity Distribution Agreement, which is filed as Exhibit 1.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on September 5, 2013, and is hereby incorporated herein by reference.

ITEM 7.01.    Regulation FD Disclosure

On December 17, 2013, the Partnership issued a press release announcing the Offering. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties.  Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect our operations, financial performance, and other factors as discussed in our filings with the SEC. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2012 and our Quarterly Reports on Form 10-Q for the quarter ended September 30, 2013. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” We do not undertake any duty to update any forward-looking statement except as required by law.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
1.1

Terms Agreement dated as of December 17, 2013, among MarkWest Energy Partners, L.P., MarkWest Energy Partners, L.P., in its capacity as custodian for M&R MWE Liberty, LLC, MarkWest Energy Operating Company, L.L.C. and Citigroup Global Markets Inc.

99.1	Press release dated December 17, 2013, announcing public offering of common units.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: December 23, 2013	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Executive Vice President and Chief Financial Officer